Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
9. Income Taxes
Effective Tax Rate
The following table presents the provision for income taxes and the effective tax rates for the three and nine months ended September 30, 2025 and 2024 (in thousands):

	Three months ended September 30,		Nine months Ended September 30,
	2025	2024	2025	2024
Loss before income taxes	$(8,999)	$(9,425)	$(25,761)	$(29,445)
Income tax expense	(3)	(13)	(21)	(25)
Effective tax rate	0.0%	0.1%	0.1%	0.1%
In accordance with ASC 740, the Company has recognized the effects of the new tax law in the period of enactment. Most or all the tax benefits under the One Big Beautiful Bill Act (OBBBA) relate to accelerated timing of tax deductions or benefits and will apply to future tax periods. Accordingly, the net effect of OBBBA did not have a material impact on the Company’s effective tax rate for the period.
The Company continues to evaluate the impact of OBBBA on its consolidated financial statements and will update its estimates as additional guidance becomes available.
The income tax amount for each of the three and nine months ended September 30, 2025 and 2024 differs from the amount that would be expected after applying the statutory U.S. federal income tax rate primarily due to an increase in the valuation allowance. The effective tax rate was less than 1% for both the three and nine months ended September 30, 2025 and 2024. The provision for income taxes is primarily related to the foreign subsidiaries’ local country obligations. There is no federal provision for income taxes as the Company has sufficient carryforward of net operating losses to offset any operating income earned since inception and has projected an operating loss in the current year.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty of the Company’s ability to realize the benefit of the deferred tax assets, the net deferred tax assets are fully offset by a valuation balance at September 30, 2025 and December 31, 2024.

13. Income Taxes
The income tax amount for each of the years ended December 31, 2024 and 2023, differs from the amount that would be expected after applying the statutory U.S. federal income tax rate primarily due to an increase in the valuation allowance.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty of the Company’s ability to realize the benefit of the deferred tax assets, the net deferred tax assets are fully offset by a valuation balance at December 31, 2024 and 2023.
Provision for Income Taxes
Loss before provision for income taxes, includes the components for the years ended December 31, 2024 and 2023, as follows (in thousands):

	2024	2023
Domestic	(35,548)	$(45,548)
Foreign	(4,086)	(4,754)

Loss before provision for income taxes	(39,634)	$(50,302)

Deferred Tax Assets
The components of the deferred tax assets and liabilities at December 31, 2024 and 2023, are as follows (in thousands):

	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$37,760	$31,513
Depreciable assets	223	276
Intangible assets	843	559
Research and development capitalization	17,883	14,841
Inventory allowance	3,675	4,926
Accrued liabilities and other	1,787	1,459
Uniform capitalization	304	959
Sales return allowance	204	284
Warrants	1,019	606

Total deferred tax assets	63,698	55,423
Less: valuation allowance	(63,698)	(55,423)

Net deferred tax assets	—	—

As of December 31, 2024 and 2023, the Company had net operating loss carryforwards (NOL) of approximately $160.5 million and $139.4 million, respectively. For federal tax reporting purposes, NOL carryforwards of $
51.6
million will expire in fiscal years 2032 through 2037 if not utilized prior to that time. The remaining $108.9 million carries forward indefinitely. As of December 31, 2024, the Company had $17.7 million foreign NOL carryforwards. The foreign NOL will begin to expire after 2026 if not utilized.
Utilization of NOL carryforwards may be subject to substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code. The annual limitation may result in the expiration of NOL and other tax attributes before utilization. The NOL carryforwards are subject to Internal Revenue Service adjustments until the statute closes on the year the NOL is utilized.
Uncertain Tax Position
The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities. At December 31, 2024, the Company has no unrecognized tax benefits. At December 31, 2023, the Company has unrecognized tax benefits of $1.0 million. Additionally, the Company does not expect any unrecognized tax benefits to change significantly over the next twelve months.

Effective Tax Rate
For the years ended December 31, 2024 and 2023, the income tax provision related to continuing operations differs from the amounts computed by applying the statutory income tax rate of 21% to pre-tax
loss as follows (in thousands):

	2024	2023
U.S. Federal benefit	$(8,323)	$(10,563)
Permanent items	90	156
Foreign tax differential	126	(108)
Other	(139)	(4)
Change in valuation allowance	8,274	10,549

Total	$28	$30

The Company has established a valuation allowance equal to the net deferred tax assets due to uncertainties regarding the realization of the deferred tax assets based on the Company’s lack of earnings history. The valuation allowance increased by approximately $8.3 million and $10.5 million during the years ended December 31, 2024 and 2023, respectively, primarily due to net losses from operations.
The Company provides for U.S. income taxes on the earnings of its foreign subsidiaries to the extent required by the Tax Cuts and Jobs Act (TCJA). However, the Company does not provide for withholding taxes on any portion of the undistributed earnings of its foreign subsidiaries because it intends to permanently reinvest those earnings indefinitely outside the United States. At the present time it is not practicable to estimate the amount of income or withholding taxes that might be payable if these earnings were repatriated.
The Company files foreign and U.S. federal and various state income tax returns. For U.S. federal and state income tax purposes, the statute of limitations currently remains open for the years ending December 31, 2019 to present. In addition, prior year NOL carryforwards, including those originated from 2010, that may be utilized in future years, may be subject to examination. The Company is not currently under examination by income tax authorities in any jurisdiction.